SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 28, 2008

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code      (770)587-9898

                                             Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition
On March 28, 2008, at 11:00 a.m. EST, Perma-Fix Environmental Services, Inc. (the “Company”) will hold a conference call broadcast live over the Internet. A press release dated dated March 26, 2008, announcing the conference is attached hereto as Exhibit 99.1. A transcript of the conference call will also be available on the Company’s web page at www.perma-fix.com.

On March 28, 2008, the Company issued a press release to report its financial results for the three and twelve months ended December 31, 2007. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information combined in this Item 2.02 of this Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated March 26, 2008
99.2	Press release dated March 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

		By:	/s/ Steven T. Baughman
Steven T. Baughman
Dated:	March 28, 2008		Vice President and Chief Financial Officer